UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 10, 2018

Penske Automotive Group, Inc.

__________________________________________

(Exact name of registrant as specified in its charter)

Delaware	1-12297	22-3086739

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2555 Telegraph Road, Bloomfield Hills, Michigan		48302

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	248-648-2500

Not Applicable

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.07 Submission of Matters to a Vote of Security Holders.

Our 2018 Annual Meeting of Stockholders was held on May 10, 2018.  At the Annual Meeting, all measures were approved in accordance with the shareholder voting results noted below.

Proposal 1

The thirteen director nominees named in our proxy statement were elected, each for a term expiring at the next Annual Meeting of Stockholders or until their successors are duly elected and qualified, based upon the following votes:

NOMINEE	FOR	WITHHELD	NON-VOTES
John D. Barr	69,398,951	9,155,824	4,200,526
Lisa Davis	77,812,443	742,332	4,200,526
Wolfgang Dürheimer	78,451,035	103,740	4,200,526
Michael R. Eisenson	77,236,096	1,318,679	4,200,526
Robert H. Kurnick, Jr.	77,256,316	1,298,459	4,200,526
Kimberly J. McWaters	65,892,643	12,662,132	4,200,526
Roger S. Penske	77,598,142	956,633	4,200,526
Roger S. Penske, Jr.	76,987,437	1,567,338	4,200,526
Sandra E. Pierce	77,237,112	1,317,663	4,200,526
Kanji Sasaki	77,001,126	1,553,649	4,200,526
Greg C. Smith	76,204,504	2,350,271	4,200,526
Ronald G. Steinhart	69,394,094	9,160,681	4,200,526
H. Brian Thompson	76,675,613	1,879,162	4,200,526

Proposal 2

The proposal to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2018 was approved based upon the following votes:

FOR	AGAINST	ABSTAIN
82,586,112	149,950	19,239

Proposal 3

The proposal to approve, on an advisory basis, our executive compensation was approved based upon the following votes:

FOR	WITHHELD	ABSTAIN	BROKER NON-VOTES
77,965,350	528,199	61,226	4,200,526

Item 7.01 Regulation FD Disclosure.

On May 11, 2018, we announced that Wolfgang Dürheimer has been elected to our Board of Directors at our annual Shareholders Meeting.  A copy of the press release is furnished as Exhibit 99.1.

Item 8.01 Other Events.

Dividend Announcement

On May 10, 2018, we announced that our Board of Directors has approved a quarterly dividend in the amount of $0.35 per share payable June 1, 2018 to shareholders of record as of May 21, 2018, as discussed more fully in the press release incorporated herein and attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release regarding Wolfgang Dürheimer.

99.2 Press Release regarding Dividend.

Exhibit Index

Exhibit No.	Description
99.1	Press Release regarding Wolfgang Dürheimer
99.2	Press Release regarding Dividend

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Penske Automotive Group, Inc.

May 11, 2018	By:	/s/ Shane M. Spradlin
Name: Shane M. Spradlin
Title: Executive Vice President